SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.    )
                                                        ----

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement            [ ] Confidential, For Use of the
[ ] Definitive Proxy Statement                 Commission Only (as
[ ] Definitive Additional Materials            permitted by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule
    14a-11(c) or Rule 14a-12

                       InteliData Technologies Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as  provided  by  Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                     December 11, 1998


Dear Stockholder:

         We cordially invite you to attend a Special Meeting of Stockholders (the "Special Meeting") of InteliData Technologies Corporation (the "Company") to be held on Tuesday, January 12, 1999 at 11:00 a.m. Eastern Time at the Company's headquarters at 13100 Worldgate Drive, Suite 600, Herndon, Virginia 20170.

         At the Special Meeting, you will be asked to consider and vote on the adoption and approval of a proposal to amend the Company's Amended and Restated Certificate of Incorporation to effect a one-for-four reverse stock split of the issued and outstanding shares of the Company's Common Stock in order to attempt to comply with the Nasdaq National Market's $1.00 minimum bid price requirement for continued listing on the Nasdaq National Market.

         Complete details of the business to be conducted at the Special Meeting are given in the attached Notice of Special Meeting of Stockholders and Proxy Statement. Directors and officers of the Company will be present at the Special Meeting to respond to any questions that our stockholders may have.

         The Board of Directors of the Company has determined that the proposal to be considered at the Special Meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote "FOR" the proposal.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

         On behalf of the Board of Directors and all of the employees of the Company, I wish to thank you for your continued support. We appreciate your interest.

                                     Sincerely,


                                     /s/ William F. Gorog
                                     ---------------------
                                     William F. Gorog
                                     Chairman of the Board

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 12, 1999


TO THE STOCKHOLDERS:

         Notice is hereby given that a Special Meeting of Stockholders of InteliData Technologies Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, January 12, 1999, at the Company's headquarters at 13100 Worldgate Drive, Suite 600, Herndon, Virginia 20170 at 11:00 a.m. Eastern Time, for the following purposes:

1. To consider and vote on the adoption and approval of the amendment to the Company's Amended and Restated Certificate of Incorporation, which will effect a one-for-four reverse stock split of the issued and outstanding shares of the Common Stock, par value $0.001 per share, of the Company; and

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Any stockholders of record at the close of business on December 8, 1998, will be entitled to vote at the Special Meeting and at any adjournment thereof. In the event that there are not sufficient votes for a quorum or to approve or ratify the foregoing proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company. The transfer books will not be closed. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at the offices of the Company. If you do not plan to attend the Special Meeting in person, please sign, date and return the enclosed Proxy Form in the envelope provided. If you decide to attend the Special Meeting, you may revoke the proxy at any time before it is voted. The prompt return of your Proxy Form will assist us in preparing for the Special Meeting.

                                By Order of the Board of Directors,



                                Albert N. Wergley
                                Vice President and Secretary

Herndon, Virginia
December 11, 1998

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY FORM IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                       INTELIDATA TECHNOLOGIES CORPORATION
                        13100 Worldgate Drive, Suite 600
                             Herndon, Virginia 20170

                                 PROXY STATEMENT
                     For the Special Meeting of Stockholders
                           to be held January 12, 1999


         This Proxy Statement is furnished to stockholders in connection with the solicitation by the Board of Directors of InteliData Technologies Corporation, a Delaware corporation (the "Company"), of proxies in the accompanying form for use at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at the Company's headquarters at 13100 Worldgate Drive, Suite 600, Herndon, Virginia 20170, at 11:00 a.m. Eastern Time on Tuesday, January 12, 1999, and at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Stockholders.

         It is anticipated that this Proxy Statement and the accompanying Proxy Form will first be sent to stockholders on or about December 11, 1998. Only holders of record of shares of Common Stock, $0.001 par value ("Common Stock"), of the Company at the close of business on December 8, 1998 will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof. The Company's Board of Directors has unanimously approved the matter being submitted for stockholder approval at the Special Meeting.

Voting and Revocability of Proxies

         The enclosed Proxy Form is solicited by the Company's Board of Directors, and when the Proxy Form is properly completed and returned, it will be voted as directed by the stockholder on the Proxy Form. Stockholders are urged to specify their choices on the enclosed Proxy Form. Any stockholder who executes and returns the enclosed Proxy Form may revoke it at any time before it is voted by giving written notice to the Secretary of the Company at the Company's principal office, no later than the start of the Special Meeting, or by voting in person at the Special Meeting. Unless so revoked, the shares represented by the Proxy Form will be voted in accordance with the instructions specified therein at the Special Meeting, if the Proxy Form is properly executed and is received in time for voting. If no instructions are specified on the signed Proxy Form, the shares represented by the Proxy Form will be voted FOR the proposal described herein and will be voted in the proxy holders' discretion as to other matters that may properly come before the Special Meeting.

         The Board of Directors of the Company has unanimously approved a proposal (the "Reverse Split Proposal") to amend the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to effect a one-for-four reverse stock split of the Company's outstanding Common Stock, subject to the approval by the stockholders of the Company. The Reverse Split Proposal provides for the combination and reclassification of the presently issued and outstanding shares of Common Stock, into a smaller number of shares of identical Common Stock, on the basis of one share of Common Stock for each four shares of Common Stock previously issued and outstanding (the "Reverse Split"). Except as may result from the payment of cash for fractional shares as described below, each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse
Split as each stockholder did immediately prior to the Reverse Split. If approved by the stockholders of the Company as provided herein, the Reverse Split will be effected by an amendment to the Company's Certificate in substantially the form attached to this Proxy Statement as Appendix A (the "Reverse Split Amendment"), and will become effective upon the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware (the "Effective Time"). The following discussion is qualified in its entirety by the full text of the Reverse Split Amendment, which is incorporated by reference herein.

         At the Effective Time, each share of Common Stock issued and outstanding will automatically be reclassified and converted into one-fourth of a share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Split. Stockholders entitled to receive a fractional share of Common Stock as a consequence of the Reverse Split will, instead, receive from the Company a cash payment in U.S. dollars equal to such fraction multiplied by four times the average of the closing bid and asked price per share of the Common Stock as quoted on Nasdaq for the five trading days immediately preceding the Effective Date.

         A majority of the shares of Common Stock entitled to vote, whether present in person or by proxy, will constitute a quorum for the transaction of business at the Special Meeting. The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock will be required to approve the Reverse Split Proposal. Except as otherwise required by law or by the Company's Certificate, any other matters submitted for stockholder approval at the Special Meeting will be decided by an affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting. All proxies not voted will not be counted toward establishing a quorum for the transaction of business at the Special Meeting. All abstentions or "broker non-votes" (i.e., shares of Common Stock held by a broker or nominee not empowered to vote on a particular proposal) shall be counted for purposes of determining the presence or absence of a quorum, but such abstentions and "broker non-votes" shall not be counted for purposes of determining the number of votes cast with respect to the proposal. Accordingly, votes to ABSTAIN and votes AGAINST the proposal will have the same effect in determining whether the proposal is approved. If a broker or other record holder indicates on a Proxy Form that it does not have authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Under the New York Stock Exchange Rules, which govern brokers, brokers will not have discretionary voting authority to vote on the Reverse Split Proposal and may not vote for the Reverse Split Proposal without receiving instructions from the beneficial owners of the shares of Common Stock.

         Proxies solicited hereby will be returned to the Company and will be tabulated by inspectors of election designated by the Board of Directors.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of December 8, 1998, the record date for the Special Meeting (the "Record Date"), the total number of issued and outstanding shares of Common Stock entitled to vote at the Special Meeting is approximately 31,584,116. Stockholders are entitled to one (1) vote for each share of Common Stock. A majority of the issued and outstanding shares of Common Stock present at the Special Meeting in person or by proxy constitutes a quorum for the transaction of business at the Special Meeting. The affirmative vote of the holders of a majority of all the issued and outstanding shares of Common Stock is required to approve the Reverse Split Proposal. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth information as of December 1, 1998, regarding beneficial ownership of the Company's Common Stock by (i) each person who is known to the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all current directors and executive officers of the Company as a group. The information on beneficial ownership in the table and the footnotes thereto is based upon the Company's records and the most recent
Schedule 13D or 13G filed by each such person or entity and information supplied to the Company by such person or entity. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the shares shown. Under the proxy rules of the Securities and Exchange Commission, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities. Securities as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

                            OWNERSHIP OF COMMON STOCK

                                                       Beneficial Ownership
                                                   ---------------------------
                                                   Number of
    Name of Stockholder                              Shares            Percent
    -------------------                            ---------           -------
    WorldCorp, Inc.                                 7,318,877          23.2%
           13873 Park Center Road, Suite 490
           Herndon, Virginia 22071

    Morgan Stanley, Dean Witter, Discover & Co.     3,185,323  <F1>    10.1%
           1585 Broadway
           New York, New York  10036

    World Airways, Inc.                             1,615,396           5.1%
           13873 Park Center Road, Suite 490
           Herndon, VA  20171

    John C. Backus, Jr.                               717,270  <F2>     2.2%

    William F. Gorog                                  641,212  <F3>     2.0%

    Alfred S. Dominick, Jr.                           100,000             *

    Albert N. Wergley                                  36,331  <F4>       *

    Patrick F. Graham                                  31,666  <F5>       *

    L. William Seidman                                 22,500  <F6>       *

    Mark L. Baird                                      20,583  <F7>       *

    John J. McDonnell, Jr.                              3,500  <F8>       *

    E. Philip Hanlon                                       --  <F9>     --

    Directors and Executive Officers
       as a Group (11 persons)                      1,573,204  <F10>    4.8%

---------------
<F1>  As reported in the Schedule 13G filed with the SEC with  information as of
      December 31, 1997, includes shares held in accounts managed by Morgan Stanley Asset Management Limited, a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

<F2>  Includes  500,000 shares  of Common Stock  issuable upon  the exercise  of options and options to purchase 125,000 shares transferred by Mr. Backus to an irrevocable trust for the benefit of his children.

<F3>  Includes  150,000  shares of Common  Stock  issuable  upon the exercise of options and 35,000 shares held by Mr. Gorog's wife. Does not include 10,000 shares held by a foundation trust for which Mr. Gorog is trustee. Mr. Gorog disclaims beneficial ownership of such shares held by his wife and by the trust.

<F4>  Includes  36,331 shares  of Common Stock  issuable upon  the  exercise  of options.

<F5>  Includes  31,166  shares of Common  Stock  issuable  upon the  exercise of options. Does not include 7,318,877 shares of Common Stock beneficially held by WorldCorp, of which Mr. Graham serves as chief executive officer. Mr. Graham disclaims beneficial ownership of such shares.

<F6>  Includes  9,500  shares of  Common Stock  issuable upon  the  exercise  of options.

<F7>  Includes  18,583 shares  of Common Stock  issuable upon  the  exercise  of options.


<F8>  Includes  3,500 shares  of Common Stock  issuable  upon  the  exercise  of options.

<F9>  Mr. Hanlon joined the Company as  Chief Financial Officer in October 1998.

<F10> Includes 893,078  shares of  Common Stock  issuable  upon the  exercise of options.

* Less than 1%.


                 PROPOSAL TO BE VOTED ON AT THE SPECIAL MEETING

           PROPOSAL - AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
              CERTIFICATE OF INCORPORATION TO EFFECT A ONE-FOR-FOUR
                   REVERSE STOCK SPLIT OF THE COMPANY'S ISSUED
                          AND OUTSTANDING COMMON STOCK

Introduction

         The Board of Directors of the Company has unanimously approved an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to effect a reverse stock split, pursuant to which each four shares of Common Stock of the Company will become one share of Common Stock (the "Reverse Split"). The stockholders are being asked to approve this proposed amendment to the Certificate. The Reverse Split will take effect, if at all, after it is approved by the stockholders of the Company and after filing the amendment to the Certificate with the Secretary of State of the State of Delaware (the "Effective Date").

         The Company expects that, if the Reverse Split Proposal is approved by the stockholders at the Special Meeting, the Reverse Split Amendment will be filed promptly. However, notwithstanding approval of the Reverse Split Proposal by the stockholders of the Company, the Board of Directors of the Company may elect not to file, or to delay the filing of, the Reverse Split Amendment, if the Board of Directors determines that filing the Reverse Split Amendment would not be in the best interest of the Company's stockholders at such time. Factors leading to such a determination could include, without limitation, any possible effect on Nasdaq listing or future securities offerings (see "Purpose of Reverse Split" herein).

Purpose of Reverse Split

         The Company's shares of Common Stock have been listed, and have traded, on the Nasdaq National Market since November 1996, when the Company was created by the mergers of two public companies, US Order, Inc. and Colonial Data Technologies Corp., each of which also traded on the Nasdaq National Market prior to the mergers. For continued listing on the Nasdaq National Market, it is necessary that, among other things, the Company's shares of Common Stock maintain a minimum bid price of at least $1.00 per share. Over the past several months, the bid price of the Company's shares of Common Stock has fallen below $1.00 per share. On November 6, 1998, the Company received a letter from Nasdaq that the Company's minimum bid price was not in compliance with the minimum bid price requirement for stock listed on Nasdaq. Nasdaq notified the Company that if the Company is unable to demonstrate compliance with the $1.00 per share minimum bid price requirement on or before the end of the ninety day period ended February 4, 1999, the Company's securities will be delisted at the opening of business on February 8, 1999. The Company believes, but cannot assure, that the Reverse Split will enable the Common Stock to trade above the minimum bid price established by the Nasdaq Continued Listing Requirements. The Company will become in compliance with the Nasdaq Continued Listing Requirements if its Common Stock trades at or above the minimum bid price of $1.00 per share for at least ten consecutive trading days prior to February 4, 1999.

         If the Company's securities are delisted from Nasdaq, trading, if any, of the Company's securities would thereafter have to be conducted in the non-Nasdaq over-the-counter market. In such an event, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Company's securities. In addition, if the Common Stock were to become delisted from trading on Nasdaq and the trading price of the Common Stock were to remain below $5.00 per share, trading in the Company's Common Stock may also be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a "penny stock" (generally, any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions). The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in the Common Stock, which could severely limit the market liquidity of the Common Stock and the ability of investors to trade the Company's Common Stock. The Company believes that, if the Reverse Split is approved, there is a greater likelihood that the minimum bid price of the Common Stock will be maintained at a level over $1.00 per share.

         Even though a reverse stock split, by itself, does not impact a company's assets or prospects, reverse stock splits can result in a decrease in the aggregate market value of a company's equity capital. The Board of Directors, however, believes that this risk is offset by the prospect that the Reverse Split will improve the likelihood that the Company will be able to maintain its Nasdaq National Market listing and may, by increasing the per share bid price, make an investment in the Common Stock more attractive for certain investors. There can be no assurance, however, that approval of the Reverse Split will succeed in raising the bid price of the Company's Common Stock above $1.00 per share, that such minimum bid price, if achieved, would be maintained, or that even if the Nasdaq's minimum bid price requirements were satisfied, the Company's Common Stock would not be delisted by the Nasdaq for other reasons.

         The Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Act. The Reverse Split will not affect the registration of the Common Stock under the Exchange Act and the Company has no present intention of terminating its registration under the Exchange Act in order to become a "private" company.

         The Reverse Split will not affect the number of authorized shares. Accordingly, the Reverse Split will have the effect of creating additional authorized and unreserved shares of the Company's Common Stock. The Company has no current plans to issue such shares; however, such shares may be used by the Company for general corporate purposes.

         The increase in the authorized but unissued shares of Common Stock also may have the effect of discouraging an attempt by another person or entity, through acquisition of a substantial number of shares of Common Stock, to acquire control of the Company with a view to effecting a merger, sale of assets or similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity. Shares of authorized but unissued Common Stock could be issued to a holder who would thereby have sufficient voting power to assure that any such business combination or any amendment to the Company's Certificate would not receive the stockholder vote required for approval thereof. The Board of Directors has no current plans to issue any shares of Common Stock for any such purpose and does not intend to issue any stock except on terms or for reasons which the Board of Directors deems to be in the best interests of the Company.

         The Reverse Split may result in some stockholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

         As a result of the Reverse Split, the approximately 31,584,116 shares of Common Stock outstanding on December 8, 1998 will become approximately
7,896,029 shares of Common Stock and any other shares issued prior to the Effective Date will be similarly adjusted. In addition, on the Effective Date each option and warrant to purchase Common Stock and any other convertible security, outstanding on the Effective Date will be adjusted so that the number of shares of Common Stock issuable upon their exercise shall be divided by four (and corresponding adjustments will be made to the number of shares vested under each outstanding option) and the exercise price of each option and warrant shall be multiplied by four. No fractional shares will be issued upon the Reverse Split. In lieu thereof, the Company will pay each holder of a fractional interest an amount in cash equal to the value of such fractional interest as described below.

         For the above reasons, the Company believes that the Reverse Split is in the best interests of the Company and its stockholders. There can be no assurance, however, that the market price of the Common Stock after the Reverse Split will be equal to the market price before the Reverse Split multiplied by the split number, or that the market price following the Reverse Split will either exceed or remain in excess of the current market price.

Exchange of Stock Certificates

         If the Reverse Split is approved by the Company's stockholders, the Company will instruct its transfer agent to act as its exchange agent (the "Exchange Agent") in implementing the exchange of certificates representing outstanding Common Stock. As soon as practicable after the Effective Date, holders of Common Stock will be notified and requested to surrender their certificates representing shares of Common Stock to the Exchange Agent in exchange for certificates representing post-reverse split Common Stock. Beginning on the Effective Date, each certificate representing shares of the Company's Common Stock will be deemed for all corporate purposes to evidence ownership of as many shares of post-reverse split Common Stock after applying the split factor and otherwise making adjustments for fractional shares as described herein. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. Stockholders should not submit certificates until requested to do so.

Fractional Shares

         No fractional shares of Common Stock will be issued as a result of the Reverse Split. In lieu of receiving fractional shares, stockholders entitled to receive a fractional share of Common Stock as a consequence of the Reverse Split will, instead, receive from the Company a cash payment in U.S. dollars equal to such fraction multiplied by four times the average of the closing bid and asked price per share of the Common Stock as quoted on Nasdaq for the five trading days immediately preceding the Effective Date.

Federal Income Tax Consequences of the Reverse Split

         The following is a summary of the material federal income tax consequences of the Reverse Split to a Company stockholder.

         The Reverse Split will be nontaxable to a Company stockholder, except for the receipt of cash in lieu of a fractional share of post-Reverse Split Common Stock. Consequently, (1) the holding period of shares of post-Reverse Split Common Stock (including any fractional share interest) will include the stockholder's holding period for the shares of Common Stock exchanged therefor, provided that the shares of Common Stock are held as a capital asset at the Effective Time, and (2) the aggregate basis of the shares of post-Reverse Split Common Stock (including any fractional share interest) will be the same as the aggregate basis of the shares of Common Stock exchanged therefor.

         Cash received in lieu of a fractional share will be treated as if the fractional share had been issued to the stockholder and then redeemed by the Company for the cash. Accordingly, a stockholder receiving cash will recognize taxable gain or loss equal to any difference between the amount of cash received and the stockholder's basis in the fractional share. That basis will be an allocable portion of the aggregate basis of the post-Reverse Split Common Stock described above.

         EACH STOCKHOLDER SHOULD CONSULT WITH THE STOCKHOLDER'S OWN TAX ADVISOR ABOUT THE TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF THE STOCKHOLDER'S PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICATION OF ANY STATE, LOCAL OR FOREIGN TAX LAW.

Effect on Rights Plan

         Pursuant to the Rights Agreement (the "Rights Agreement"), dated as of January 21, 1998, between the Company and American Stock Transfer & Trust Company (the "Rights Agent"), following the Reverse Split, the number of Rights associated with each share of Common Stock issued and outstanding shall equal the product of the number of Rights associated with such share of Common Stock prior to the Reverse Split multiplied by four. In accordance with Section 12 of the Rights Agreement, this Proxy Statement shall also serve as the certificate relating to an adjustment of Rights that is required to be filed with the Rights Agent and mailed to each stockholder.

Accounting Effects of the Reverse Split

         Following the Effective Date, the par value of the Company's Common Stock will remain at $0.001 per share. As a result, the Company's stated capital will be reduced and capital in excess of par value (paid-in capital) increased accordingly. Stockholders' equity will remain unchanged.

No Dissenter's Rights

         Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Reverse Split.

Miscellaneous

         The Board of Directors may abandon the Reverse Split at any time before or after the Special Meeting and prior to the filing of the amendment to the Certificate related thereto with the Secretary of State of the State of Delaware if for any reason the Board of Directors deems it advisable to do so.

Approval Required

         Approval of the Reverse Split Proposal requires the affirmative vote of the holders of a majority of all of the issued and outstanding shares of Common Stock of the Company.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION EFFECTING THE REVERSE SPLIT.

                                  OTHER MATTERS

         At the date of this Proxy Statement the Company does not know of any business to be presented for consideration at the Special Meeting other than stated in the Notice of this Meeting. It is intended, however, that the persons authorized by the Company to hold proxies solicited by this Proxy Statement may, in the absence of instruction to the contrary, vote or act in accordance with their best judgment with respect to any other proposal presented for action at this Special Meeting.

                            EXPENSES OF SOLICITATION

         The cost of solicitation of proxies for the Special Meeting will be paid by the Company. In addition to solicitation of proxies by mail, the officers, directors, and regular employees of the

Company may solicit proxies on behalf of the Board of Directors in person or by telephone, facsimile, telex or telegraph. No additional compensation will be received by any officer, director or employee of the Company in connection with any such proxy solicitation. Brokerage houses, nominees, fiduciaries, and other custodians will be requested by the Company to forward proxy soliciting material to beneficial owners of shares held of record by them, and upon request, the Company may reimburse them for reasonable out-of-pocket expenses incurred in doing so.

                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the 1999 Annual Meeting of Stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for the 1999 Annual Meeting of Stockholders, stockholder proposals must be received at the Company's headquarters, attention of the Secretary, 13100 Worldgate Drive, Suite 600, Herndon, Virginia 20170 no later than January 15, 1999, and have complied with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

                                  By Order of the Board of Directors,



                                  Albert N. Wergley
                                  Secretary

                                 REVOCABLE PROXY
                       INTELIDATA TECHNOLOGIES CORPORATION
                         SPECIAL MEETING OF STOCKHOLDERS

                                January 12, 1999
                             11:00 a.m. Eastern Time


         The undersigned hereby appoints William F. Gorog and Albert N. Wergley, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held on January 12, 1999, at 11:00 a.m. Eastern Time at the Company's headquarters at 13100 Worldgate Drive, Suite 600, Herndon, Virginia 20170 and at any and all adjournments thereof, as follows:

         The adoption and approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a one-for-four reverse stock split of the issued and outstanding shares of the Common Stock, par value $0.001 per share, of the Company.

                 FOR               AGAINST              ABSTAIN
                 ---               -------              -------

                 [ ]                 [ ]                  [ ]


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                              THE LISTED PROPOSAL.

                                   [BACK SIDE]


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR the proposal listed. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and of a Proxy Statement dated December 11, 1998, relating to this meeting.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


                            Dated:
                                  -------------------------------------



                            -------------------------------------------
                            SIGNATURE OF STOCKHOLDER



                            -------------------------------------------
                            SIGNATURE OF STOCKHOLDER

                                                                      Appendix A

                            Certificate of Amendment
                                     to the
                Amended and Restated Certificate of Incorporation
                                       of
                       INTELIDATA TECHNOLOGIES CORPORATION

InteliData Technologies Corporation, a corporation duly organized and existing under and by virtue of the Delaware General Corporation Law (the "Company"), does hereby certify that:

1. The amendment to the Company's Amended and Restated Certificate of Incorporation, set forth below, was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law. At a meeting of the Board of Directors of the Company, resolutions were duly adopted setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Company, declaring the amendment to be advisable and calling a Special Meeting of Stockholders of the Company for consideration of the amendment.

2. Article IV of the Company's Amended and Restated Certificate of Incorporation shall be amended by the addition of the following provision:

               Simultaneously with the effective date of this amendment (the "Effective Date"), each four shares of the Company's Common Stock, par value $.001 per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall, automatically and without any action on the part of the holder thereof, be reclassified as and changed, pursuant to a reverse stock split (the "Reverse Stock Split"), into one share of the Company's outstanding Common Stock (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall thereupon be deemed for all corporate purposes to evidence ownership of New Common Stock in the appropriately reduced whole number of shares. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a stockholder of the Company. In lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, the holder will receive a cash payment in U.S. dollars equal to such fraction multiplied by four times the average of the closing bid and asked price per share of Common Stock as quoted on Nasdaq for the five trading days immediately preceding the Effective Date. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's Transfer Agent determines that a holder of Old Certificates has not surrendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which it was issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the stock transfer tax stamps to the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable. From and after the Effective Date, the amount of capital shall be represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified, until thereafter reduced or increased in accordance with applicable law. All references elsewhere in the Amended and Restated Certificate of Incorporation to the "Common Stock" shall, after the Effective Date, refer to the "New Common Stock".

3. That thereafter, pursuant to a resolution of the Board of Directors, a Special Meeting of Stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the Delaware General Corporation Law on January 12, 1999, at 11:00 a.m. Eastern Time at the Company's headquarters located at 13100 Worldgate Drive, Suite 600, Herndon, Virginia 20170, at which meeting the necessary number of shares as required by the Delaware General Corporation Law were voted in favor of the amendment.


         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by Albert N. Wergley, its Vice President and General Counsel, on this ___ day of January, 1999.




                                ----------------------------------
                                Albert N. Wergley
                                Vice President and General Counsel